Exhibit 99.1

November 12, 2019

Unit Corporation Announces Exchange Offer and Consent Solicitation

On November 12, 2019, Unit Corporation (the “Company”) announced that it has commenced an offer to exchange (the “Exchange Offer”) any and all of its outstanding 6.625% Senior Subordinated Notes due 2021 (CUSIP No. 909218AB5 / ISIN US909218AB56) (the “Old Notes”) for newly issued 10.000% Senior Secured Notes due 2024 (the “Senior Secured Notes”) and 7.000% Junior Secured Notes due 2025 (the “Junior Secured Notes” and, together with the Senior Secured Notes, the “New Notes”), upon the terms and conditions set forth in the prospectus relating to the Exchange Offer (the “Prospectus”) included in Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission (the “Registration Statement”).

Holders may elect to receive Senior Secured Notes or Junior Secured Notes in exchange for their Old Notes. Holders must validly tender (and not withdraw) their Old Notes at or before 5:00 p.m., New York City time, on November 25, 2019 (the “Early Tender Date”), unless extended by the Company, to be eligible to receive the Early Exchange Consideration set forth below. Old Notes tendered after the Early Tender Date but before the Expiration Date (as defined below) will be eligible to receive only the Late Exchange Consideration set forth below. Subject to the terms and conditions of the Exchange Offer set forth in the Prospectus, for each $1,000 principal amount of Old Notes validly tendered (and not withdrawn):

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at or before the Early Tender Date, holders of Old Notes may elect to receive either $735 principal amount of Senior Secured Notes or $1,000 principal amount of the Junior Secured Notes (together, the “Early Exchange Consideration”); and

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after the Early Tender Date and before the Expiration Date, holders of Old Notes may elect to receive either $685 principal amount of Senior Secured Notes or $950 principal amount of the Junior Secured Notes (together, the “Late Exchange Consideration”), in each case subject to proration as described below.

In addition to the Early Exchange Consideration or Late Exchange Consideration, as applicable, accrued and unpaid interest on all validly tendered Old Notes accepted for exchange will be paid in cash on closing of the Exchange Offer.

The aggregate maximum amount of Senior Secured Notes and Junior Secured Notes to be issued in the Exchange Offer is limited to $300 million and $650 million, respectively. If the aggregate principal amount of Senior Secured Notes required to exchange all Old Notes validly tendered and not withdrawn pursuant to elections would exceed $300 million (the “Senior Secured Notes Cap”), each tendering holder who made an election to receive Senior Secured Notes will have the amount of Old Notes it tendered for Senior Secured Notes accepted on a pro rata basis such that the aggregate principal amount of Senior Secured Notes issued in the Exchange Offer equals the Senior Secured Notes Cap, and the balance of Old Notes each such holder tendered that was not accepted for exchange into Senior Secured Notes will be exchanged into $1,000 principal amount of Junior Secured Notes per $1,000 principal amount of such balance of Old Notes validly tendered (and not validly withdrawn) at or before the Early Tender Date or $950 principal amount of Junior Secured Notes per $1,000 principal amount of such balance of Old Notes validly tendered (and not validly withdrawn) after the Early Tender Date and prior to the Expiration Date. Holders who tender Old Notes and elect to receive Junior Secured Notes will not be subject to proration.

The New Notes will be guaranteed, jointly and severally, by each of the Company’s subsidiaries that guarantees the Old Notes and will be senior in right of payment to the Old Notes. The Senior Secured Notes will be secured by a second-priority lien, and the Junior Secured Notes will be secured by a third-priority lien, in each case on the current and future assets of the Company and the subsidiary guarantors that secure the Company’s first lien credit facility, subject to certain exceptions described in the Registration Statement. The Senior Secured Notes will mature on December 15, 2024. The Junior Secured Notes will mature on December 15, 2025.

In conjunction with the Exchange Offer, the Company is soliciting consents (the “Consents”) from the holders of the Old Notes (the “Consent Solicitation”) to eliminate substantially all of the restrictive covenants from the indenture governing the Old Notes (the “Existing Indenture”), modify or eliminate certain other provisions in the Existing Indenture and waive any existing defaults and events of default under the Existing Indenture as provided in the Registration Statement. The Exchange Offer is conditioned upon either (i) the consummation of an amendment to the Company’s first lien credit facility or (ii) a refinancing or replacement of the Company’s first lien credit facility, as further described in the Registration Statement. The Exchange Offer is not subject to the consummation of the Consent Solicitation or any other minimum participation conditions.

The Exchange Offer will expire at 11:59 p.m., New York City time, on December 13, 2019 (the “Expiration Date”), unless extended by the Company. Tenders may be validly withdrawn at any time on or before the Expiration Date.

Consents to the proposed amendments may be revoked at any time prior to 5:00 p.m., New York City time, on November 25, 2019 (the “Consent Revocation Deadline”), unless extended by the Company, but may not be revoked at any time thereafter. Consents may be revoked only by validly withdrawing the associated tendered Old Notes. A valid withdrawal of tendered Old Notes prior to the Consent Revocation Deadline will be deemed to be a concurrent revocation of the related Consent to the proposed amendments to the Existing Indenture, and a revocation of a Consent to the proposed amendments prior to the Consent Revocation Deadline will be deemed to be a concurrent withdrawal of the related tendered Old Notes. However, a valid withdrawal of Old Notes after the Consent Revocation Deadline will not be deemed a revocation of the related Consents and Holders’ Consents will continue to be deemed delivered.

The Company will pay a soliciting dealer fee equal to $2.50 for each $1,000 principal amount of Old Notes validly tendered for exchange and not validly withdrawn under the Exchange Offer to retail brokers that are appropriately designated by their clients to receive this fee; provided that such fee will only be paid with respect to the first $200,000 aggregate principal amount of Old Notes exchanged by an individual beneficial holder.

BofA Securities is acting as dealer manager in connection with the proposed Exchange Offer and Consent Solicitation. Holders of the Old Notes may contact BofA Securities toll-free at (888) 292-0070 or collect at (980) 388-4813 with questions they may have regarding the Exchange Offer. Global Bondholder Services Corporation is serving as information and exchange agent for the proposed Exchange Offer and Consent Solicitation. You should direct questions, requests for assistance and requests for copies of the prospectus to the agent at (212) 430-3774 (for banks and brokers) or (866)-470-4200 (toll free) (all others) or contact@gbsc-usa.com.

Important Information about the Exchange Offer

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any security.

Security holders are strongly urged to carefully review the Registration Statement, the Prospectus and the other related documents and materials filed with the Securities and Exchange Commission (the “SEC”) and any amendments and supplements thereto because they will contain important information about the Company and the Exchange Offer and the Consent Solicitation and are the sole means by which any offer to exchange or any solicitation of any such offer will be made.

Investors and security holders may obtain a free copy of the Registration Statement, the Prospectus and related materials, and other documents filed by the Company with the SEC, at the SEC’s website, www.sec.gov. Free copies of the Company’s filings with the SEC have been made available on the Company’s website, http://www.unitcorp.com.

A Registration Statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted before the Registration Statement becomes effective.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. All statements, other than statements of historical facts, included in this release that address activities, events, or developments that the Company expects, believes, or anticipates will or may occur are forward-looking statements. Several risks and uncertainties could cause actual results to differ materially from these statements, including factors described occasionally in the Company’s publicly available SEC reports. The Company assumes no obligation to update publicly such forward-looking statements, whether because of new information, future events, or otherwise.

Unit Corporation is a Tulsa-based, publicly held energy company engaged through its subsidiaries in oil and gas exploration, production, contract drilling, and gas gathering and processing. The Company’s Common Stock is listed on the New York Stock Exchange under the symbol UNT.